Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 18,332.2		$ 17,995.1
Fair value of plan assets	(10,751.5)		(8,737.9)
Net defined benefit liability	$ 7,580.7	$ 231.2	$ 9,257.2